The latest report from your
                             Fund's management team


                                  ANNUAL REPORT
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]



                                   Government
                                  Income Fund


                                  MAY 31, 1999


                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                        -------------------------------
                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                Stephen L. Brown
                                James F. Carlin
                             William H. Cunningham*
                                Ronald R. Dion*
                              Harold R. Hiser, Jr.
                                Anne C. Hodsdon
                               Charles L. Ladner
                              Leo E. Linbeck, Jr.
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 Osbert M. Hood
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                              INDEPENDENT AUDITORS
                               Ernst & Young LLP
                              200 Clarendon Street
                        Boston, Massachusetts 02116-5072
                   ------------------------------------------

==============================CHAIRMAN'S MESSAGE================================

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements are nearly done, and the tests of all our systems are on schedule for completion by the end of July. The rest of 1999 will be spent testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/s/Edward J. Boudreau, Jr.
--------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

          By Barry H. Evans, CFA, and Dawn Baillie, Portfolio Managers

                                  John Hancock
                             Government Income Fund

          Tide turns in `99, as mortgage bonds outpace U.S. Treasuries
          ------------------------------------------------------------

Last summer bond investors staged a massive flight to quality as Asia's financial crisis rolled across the globe, touching off upsets as far away as Eastern Europe and Latin America. The shift away from higher-risk assets toward higher-quality securities triggered a worldwide liquidity crunch, forcing the Federal Reserve to cut short-term interest rates three times during the autumn. As interest rates declined, Treasury bonds rallied, with yields on the 30-year falling as low as 4.71% in early October. By contrast, mortgage bonds and other U.S. government agency bonds that offer a slight yield advantage over Treasuries fared poorly.

         By year end, however, investors had moved back into higher-risk assets. U.S. economic growth and consumer spending were strong and global markets were stabilizing. Bonds did well until late January when a stronger-than-expected fourth-quarter gross domestic product number sparked renewed inflation concerns. Federal Reserve Chairman Alan Greenspan also testified that the interest-rate cuts made last fall may have been too much. Bond prices - which move in the opposite direction to yields - headed south in response, and yields on the 30-year Treasury jumped from 5.10% in January to 5.70% in March. As economic growth remained strong and inflation worries mounted, 30-year Treasury yields continued to climb, reaching as high as 5.92% in mid-May before closing the month at 5.83%. With Treasury prices tumbling, other government bonds with a yield advantage to Treasuries took the lead. The Lehman Brothers Mortgage-Backed Securities Fixed-Rate Index finished the year ended May 31, 1999 with a -0.89% return, compared to the Lehman

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Government Income Fund. Caption below reads "Portfolio managers (l-r): Barry Evans and Dawn Baillie."]
--------------------------------------------------------------------------------

"We repositioned the Fund throughout the period to keep pace with changing market conditions."

================================================================================

                  John Hancock Funds - Government Income Fund


"Owning bonds with a yield advantage over Treasuries helped the Fund in the past six months..."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into four sections (from top to left): U.S. Government Agencies 71%, Short-Term Investments & Other 2%, Foreign Governments 5% and U.S. Treasuries 22%. A note below the chart reads "As a percentage of net assets on May 31, 1999."]
--------------------------------------------------------------------------------

Brothers Treasury Index's -2.30% return for the same period.

Performance review

John Hancock Government Income Fund benefited from its high Treasury stake last year, as well as its sensitivity to falling interest rates. A shift toward other government bonds with a yield advantage over Treasuries going into the new year also boosted performance and helped offset the impact of rising interest rates in February and March. The Fund's Class A and Class B shares closed the year ended May 31, 1999 with total returns of 3.64% and 2.92%, respectively, at net asset value. By comparison, the average general U.S. government income fund returned 3.02% over the same period, according to Lipper, Inc.1 Class C shares, which were launched on April 1, 1999, returned -0.65% at net asset value from inception through May 31, 1999. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. For longer-term performance information, please see pages six and seven.

Fund repositioning

We repositioned the Fund throughout the period to keep pace with changing market conditions. Last summer, we trimmed our holdings in mortgage securities, foreign government bonds and U.S. government agencies. With the proceeds, we bought Treasuries, raising our stake to 51% of net assets by October. Our focus was mostly on long-term Treasuries with maturities of 10 or 30 years. This helped lengthen the Fund's duration - or sensitivity to changes in interest rates - from 5.4 years to 5.7 years. The longer a bond's duration, the more its price will rise as interest rates fall - or fall as interest rates rise. As interest rates dropped last fall, the Fund's longer duration meant greater price gains.

         In November, with mortgage spreads - the difference in yield between mortgages and Treasuries - near their widest levels in a decade, we began rebuilding our mortgage stake and paring back Treasuries. We also trimmed duration to 5.4 years about average for our peer group. Throughout December and into January, we continued to add mortgage bonds, buying mostly GNMAs with current coupons (or stated interest rates) of 6% and 6.5%. We also kept our 10% stake in collateralized mortgage obligations (CMOs) - bonds that separate the cash flows of mortgage pools into various classes with different maturities.

Spring changes

Anticipating that economic growth would moderate, we maintained our 5.4-year duration throughout January and February. Economic growth instead remained strong, sending yields higher and hurting the Fund's relative performance. Beginning in March, we gradually began cutting back duration to 5.2 years - slightly

================================================================================

                  John Hancock Funds - Government Income Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended May 31, 1999." The chart is scaled in increments of 1% with -1% at the bottom and 4% at the top. The first bar represents the 3.64% total return for John Hancock Government Income Fund Class A. The second bar represents the 2.92% total return for John Hancock Government Income Fund Class B. The third bar represents the -0.65%* total return for John Hancock Government Income Fund Class C. The fourth bar represents the 3.02% total return for Average general U.S. government income fund. A note below the chart reads "Total returns for John Hancock Government Income Fund are at net asset value with all distributions reinvested. The average general U.S. government income fund is tracked by Lipper, Inc. 1 See the following two pages for historical performance information. *From inception April 1, 1999 through May 31, 1999."]
--------------------------------------------------------------------------------

shorter than average. We ended May with 58% of the Fund's net assets in mortgage bonds - up about 35 percentage points from six months earlier - and just 22% in Treasuries.

Focus on income

Owning bonds with a yield advantage over Treasuries helped the Fund in the past six months and we expect it to do the same in the coming six months. Our plan is to continue increasing the Fund's stake in both mortgage bonds and callable agencies, while pruning our investment in Treasuries. This should help the Fund earn income in an environment where it looks like there will be little opportunity for price gains from falling interest rates. Thanks to a more stable global economy, deflation has disappeared. This doesn't necessarily mean that inflation will rise, but it does mean investors will be watching closely for increases in wage costs or commodity prices that might signal higher prices for consumers.

         We'll particularly track paper and steel prices. If they go up, it will show increased capacity usage across the globe. This could signal too many companies bidding against each other for pools of labor and raw materials - another term for inflation. By contrast, weakening commodity prices would suggest that the global economy was not rebounding, forcing us to reverse course and sell some of our non-Treasury bonds. We also expect to maintain our duration. The bond market is expecting the Fed to raise interest rates, especially in light of recent strong economic growth. We believe that any rate hike will be a non-event since bond yields have already risen in anticipation of such a move. But as year-end slowdown fears accelerate and we approach the year 2000, we may want to lengthen duration by adding Treasuries. In the meantime, we believe the yield advantage offered by mortgage and other agency bonds should help the Fund weather whatever volatility is ahead.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

"We believe that any rate hike will be a non-event since bond yields have already risen in anticipation..."

================================================================================

                  John Hancock Funds - Government Income Fund

--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Government Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.5%. Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 4.75%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C shares became effective April 1, 1999, and do not have a cumulative total return or an average annual total return as of March 31, 1999.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended March 31, 1999

                                                                    SINCE
                                                         ONE      INCEPTION
                                                         YEAR     (9/30/94)
                                                        -------   --------
Cumulative Total Returns                                 1.10%      35.78%
Average Annual Total Returns                             1.10%       7.04%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended March 31, 1999

                                                ONE      FIVE       TEN
                                                YEAR     YEARS      YEARS
                                               -------  -------    -------
Cumulative Total Returns                        0.10%    33.41%    100.66%
Average Annual Total Returns                    0.10%     5.93%      7.21%

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------

As of May 31, 1999
                                                                 SEC 30-DAY
                                                                    YIELD
                                                                   -------
Government Income Fund: Class A                                      5.03%
Government Income Fund: Class B                                      4.63%
Government Income Fund: Class C                                      4.53%


Notes to Performance

 1) Effective December 4, 1998, the Adviser agreed to limit the Fund's management fee to 0.50% of the Fund's daily net assets. Without the limitation of expenses, the average annual total return for the one-year period and since inception would have been 1.06% and 7.03% for Class A shares. The average annual total return for the one-year period, five-year period and ten-year period would have been 0.06%, 5.92% and 7.21% for Class B shares.

================================================================================

                  John Hancock Funds - Government Income Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Government Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Government Bond Index - an unmanaged index of fixed-income securities that are similar, but not identical, to the bonds in the Fund's portfolio.

Class C Shares

Assuming all distributions were reinvested for the period indicated, a $10,000 investment in the Fund's Class C shares at inception on April 1, 1999, would be worth $9,935 without sales charge and $9,836 with maximum sales charge as of May 31, 1999. For comparison, the same $10,000 investment in the Lehman Brothers Government Bond Index would be worth $9,934. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Government Income Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Government Bond Index and is equal to $14,388 as of May 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Government Income Fund on September 30, 1994, before sales charge, and is equal to $14,125 as of May 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Government Income Fund, after sales charge, and is equal to $13,485 as of May 31, 1999.

Line chart with the heading John Hancock Government Income Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Lehman Brothers Government Bond Index and is equal to $22,279 as of May 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Government Income Fund on May 31, 1989, before sales charge, and is equal to $19,260 as of May 31, 1999.

* No contingent deferred sales charge applicable.
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Government Income Fund


Statement of Assets and Liabilities
May 31, 1999
--------------------------------------------------------------------------------



Assets:
 Investments at value - Note C:
  U.S. government and agencies securities (cost - $742,890,159)...............................................      $727,493,242
  Foreign government bonds (cost - $36,516,660) ..............................................................        35,760,334
  Multi-family mortgage-backed bonds (cost - $8,859,971) .....................................................         8,856,174
  Warrants (cost - $11,499) ..................................................................................             9,450
  Joint repurchase agreement (cost - $50,680,000) ............................................................        50,680,000
  Corporate savings account ..................................................................................            35,502
                                                                                                                ----------------
                                                                                                                     822,834,702
 Receivable for investments sold .............................................................................         9,803,683
 Receivable for variation margin - Note A ....................................................................             8,438
 Receivable for shares sold ..................................................................................           142,658
 Interest receivable .........................................................................................         7,589,563
 Other assets ................................................................................................           234,292
                                                                                                                ----------------
                        Total Assets .........................................................................       840,613,336
                        --------------------------------------------------------------------------------------------------------
Liabilities:
 Payable for shares repurchased ..............................................................................           283,463
 Payable for investments purchased ...........................................................................        56,937,405
 Dividend payable ............................................................................................           358,240
 Payable to John Hancock Advisers, Inc. and affiliates - Note B ..............................................           187,578
 Accounts payable and accrued expenses .......................................................................           728,886
                                                                                                                ----------------
                        Total Liabilities ....................................................................        58,495,572
                        --------------------------------------------------------------------------------------------------------
Net Assets:
 Capital paid-in .............................................................................................       921,534,434
 Accumulated net realized loss on investments ................................................................      (123,111,221)
 Net unrealized depreciation of investments and financial futures contracts ..................................       (16,152,509)
 Distributions in excess of net investment income ............................................................          (152,940)
                                                                                                                ----------------
                        Net Assets ...........................................................................      $782,117,764
                        ========================================================================================================
Net Asset Value Per Share:
 (Based on net asset values and shares of beneficial interest outstanding -
 unlimited number of shares authorized with no par value)
 Class A - $584,766,411/64,834,064 ...........................................................................             $9.02
 ===============================================================================================================================
 Class B - $197,342,242/21,879,676 ...........................................................................             $9.02
 ===============================================================================================================================
 Class C* - $9,111/1,010 .....................................................................................             $9.02
 ===============================================================================================================================
 Maximum Offering Price Per Share**
 Class A - ($9.02 x 104.71%) .................................................................................             $9.45
 ===============================================================================================================================

 * Class C shares commenced operations on April 1, 1999.
** On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on May 31, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Government Income Fund


Statement of Operations
Year ended May 31, 1999
--------------------------------------------------------------------------------

Investment Income:
 Interest ......................................................   $46,095,887
                                                                  ------------
 Expenses:
  Investment management fee - Note B ...........................     3,890,545
  Distribution and service fee - Note B
   Class A .....................................................     1,182,598
   Class B .....................................................     1,635,350
   Class C .....................................................            10
  Transfer agent fee - Note B ..................................     1,191,795
  Custodian fee ................................................       145,873
  Accounting and legal services fee - Note B ...................        94,365
  Registration and filing fees .................................        49,332
  Trustees' fees ...............................................        46,508
  Auditing fee .................................................        37,846
  Printing .....................................................        33,010
  Legal fees ...................................................         8,492
  Miscellaneous ................................................         1,694
                                                                  ------------
                    Total Expenses .............................     8,317,418
                    ------------------------------------------------------------
                    Less Expense Reduction - Note B ............      (329,178)
                    ------------------------------------------------------------
                    Net Expenses ...............................     7,988,240
                    ------------------------------------------------------------
                    Net Investment Income ......................    38,107,647
                    ------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
and Financial Futures Contracts:
 Net realized gain on investments sold .........................     5,787,530
 Net realized gain on financial futures contracts ..............     2,595,085
 Change in net unrealized appreciation/depreciation
  of investments ...............................................   (37,413,294)
 Change in net unrealized appreciation/depreciation
  of financial futures contracts ...............................        24,174
                                                                   -----------
                    Net Realized and Unrealized
                    Loss on Investments and
                    Financial Futures Contracts ................   (29,006,505)
                    ----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ..................    $9,101,142
                    ==========================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Government Income Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                                           YEAR ENDED MAY 31,
                                                                                                     -----------------------------
                                                                                                        1998               1999
                                                                                                     ----------        -----------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income........................................................................      $32,587,661        $38,107,647
 Net realized gain on investments sold and financial futures contracts .......................        1,684,188          8,382,615
 Change in net unrealized appreciation/depreciation of investments and financial futures contracts   16,293,385        (37,389,120)
                                                                                                   ------------      -------------
 Net Increase in Net Assets Resulting from Operations ........................................       50,565,234          9,101,142
                                                                                                   ------------      -------------
Distributions to Shareholders:
 Distributions from net investment income
  Class A - ($0.6201 and $0.5690 per share, respectively) ....................................      (23,933,295)       (28,770,636)
  Class B - ($0.5522 and $0.5039 per share, respectively) ....................................       (8,694,560)        (9,336,959)
  Class C** - (none and $0.0701 per share, respectively) .....................................           --                    (51)
                                                                                                   ------------      -------------
  Total Distributions to Shareholders ........................................................      (32,627,855)       (38,107,646)
                                                                                                   ------------      -------------
From Fund Share Transactions - Net:* .........................................................      (73,683,952)       353,722,184
                                                                                                   ------------      -------------
Net Assets:
 Beginning of period .........................................................................      513,148,657        457,402,084
                                                                                                   ------------      -------------
 End of period (including distributions in excess of net investment
 income of $95,659 and $152,940, respectively) ...............................................     $457,402,084       $782,117,764
                                                                                                   ============      =============


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Government Income Fund


Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:


                                                                              YEAR ENDED MAY 31,
                                                      -----------------------------------------------------------------------
                                                                   1998                                      1999
                                                      -------------------------------           -----------------------------
                                                         SHARES             AMOUNT                  SHARES           AMOUNT
                                                      ------------       ------------           -------------    ------------

CLASS A
 Shares sold .......................................    3,514,206        $32,316,797             16,324,398      $152,646,102
 Shares issued in reorganization - Note E ..........       --                 --                 30,190,113       277,826,391
 Shares reinvested .................................    1,297,997         11,906,095              1,838,139        17,064,295
                                                     ------------      -------------           ------------    --------------
                                                        4,812,203         44,222,892             48,352,650       447,536,788
 Less shares repurchased ...........................   (8,394,226)       (77,025,351)           (20,239,768)     (188,850,730)
                                                     ------------      -------------           ------------    --------------
 Net increase(decrease) ............................   (3,582,023)      ($32,802,459)            28,112,882      $258,686,058
                                                     ============      =============           ============    ==============
CLASS B
 Shares sold .......................................    1,846,293        $16,924,452              9,971,790       $93,744,153
 Shares issued in reorganization - Note E ..........       --                 --                  9,178,316        83,469,754
 Shares reinvested .................................      505,095          4,632,894                497,010         4,618,186
                                                     ------------      -------------           ------------    --------------
                                                        2,351,388         21,557,346             19,647,116       181,832,093
 Less shares repurchased ...........................   (6,793,426)       (62,438,839)           (10,509,513)      (98,025,258)
                                                     ------------      -------------           ------------    --------------
 Net increase(decrease) ............................   (4,442,038)      ($40,881,493)             9,137,603       $83,806,835
                                                     ============      =============           ============    ==============
CLASS C
 Shares sold .......................................      --                 $--                      1,005            $9,235
 Shares reinvested .................................      --                  --                          5                47
                                                     ------------      -------------           ------------    --------------
 Net increase ......................................      --                 $--                      1,010            $9,282
                                                     ============      =============           ============    ==============

**Class C Shares commenced operations on April 1, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Government Income Fund


Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------


                                                       FOR THE PERIOD
                                                     SEPTEMBER 30, 1994                            PERIOD FROM
                                                      (COMMENCEMENT OF  YEAR ENDED OCTOBER 31,  NOVEMBER 1, 1996  YEAR ENDED MAY 31,
                                                       OPERATIONS) TO   ----------------------         TO         ------------------
                                                      OCTOBER 31, 1994   1995(1)        1996     MAY 31, 1997(7)   1998      1999
                                                      ----------------- ---------     -------- -----------------  -------   -------

CLASS A
Per Share Operating Performance
 Net Asset Value, Beginning of Period...............        $8.85        $8.75         $9.32          $9.07       $8.93    $9.25
                                                       ----------    ----------   ----------     ----------  ----------  -------
 Net Investment Income .............................         0.06         0.72          0.65(5)        0.37(5)     0.62(5)  0.57(5)
 Net Realized and Unrealized Gain (Loss) on
  Investments, Options and Financial Futures Contracts      (0.10)        0.57         (0.25)         (0.14)       0.32    (0.23)
                                                       ----------    ----------   ----------     ----------  ----------  -------
  Total from Investment Operations .................        (0.04)        1.29          0.40           0.23        0.94     0.34
                                                       ----------    ----------   ----------     ----------  ----------  -------
 Less Distributions:
 Dividends from Net Investment Income ..............        (0.06)       (0.72)        (0.65)         (0.37)      (0.62)   (0.57)
                                                       ----------   ----------    ----------     ----------  ----------  -------
 Net Asset Value, End of Period ....................        $8.75        $9.32         $9.07          $8.93       $9.25    $9.02
                                                       ==========   ==========    ==========     ==========  ==========  =======
 Total Investment Return at Net Asset Value (2,3) ..       (0.45%)(4)   15.32%         4.49%          2.57%(4)   10.82%    3.64%
 Total Adjusted Investment Return at
  Net Asset Value (3,9) ............................       (0.46%)(4)   15.28%           --             --          --     3.59%

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ..........         $223     $470,569      $396,323       $359,758    $339,572 $584,766
 Ratio of Expenses to Average Net Assets (2) .......        0.12%(4)     1.19%         1.17%          1.13%(6)    1.10%    1.05%
 Ratio of Adjusted Expenses to Average Net Assets ..          --           --            --             --          --     1.10%
 Ratio of Net Investment Income to Average Net Assets (2)   0.71%(4)     7.38%         7.10%          7.06%(6)    6.79%    6.08%
 Ratio of Adjusted Net Investment Income to
  Average Net Assets ...............................          --           --            --             --          --     6.03%
 Fee Reduction Per Share (5) .......................          --           --            --             --          --     $0.00(10)
 Portfolio Turnover Rate ...........................          92%         102%(8)       106%           129%        106%     161%(8)



The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: the net investment income, net realized and unrealized gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Government Income Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------


                                                                YEAR ENDED OCTOBER 31,          PERIOD FROM       YEAR ENDED MAY 31,
                                                       -------------------------------------  NOVEMBER 1, 1996  --------------------
                                                          1994         1995(1)       1996    TO MAY 31, 1997(7)   1998      1999
                                                       ----------    ----------   ---------- -----------------  -------    -------

CLASS B
Per Share Operating Performance
 Net Asset Value, Beginning of Period ...............     $10.05         $8.75        $9.32         $9.08         $8.93    $9.25
                                                      ----------    ----------    ----------   ----------    ---------- --------
 Net Investment Income ..............................       0.65          0.65         0.58(5)       0.33(5)       0.55(5)  0.50(5)
 Net Realized and Unrealized Gain (Loss) on
  Investments, Options and Financial Futures Contracts     (1.28)         0.57        (0.24)        (0.15)         0.32    (0.23)
                                                      ----------    ----------   ----------    ----------    ---------- --------
  Total from Investment Operations ..................      (0.63)         1.22         0.34          0.18          0.87     0.27
                                                      ----------    ----------   ----------    ----------    ---------- --------
 Less Distributions:
 Dividends from Net Investment Income ...............      (0.65)        (0.65)       (0.58)        (0.33)        (0.55)   (0.50)
 Distributions from Net Realized Gain on Investments
  Sold and Financial Futures Contracts ..............      (0.02)           --           --            --            --       --
                                                      ----------    ----------   ----------    ----------    ---------- --------
  Total Distributions ...............................      (0.67)        (0.65)       (0.58)        (0.33)        (0.55)   (0.50)
                                                      ----------    ----------   ----------    ----------    ---------- --------
 Net Asset Value, End of Period .....................      $8.75         $9.32        $9.08         $8.93         $9.25    $9.02
                                                      ==========    ==========   ==========    ==========    ========== ========
 Total Investment Return at Net Asset Value (2,3) ...     (6.42%)       14.49%        3.84%         2.02%(4)     10.01%    2.92%
 Total Adjusted Investment Return at
  Net Asset Value (3,9) .............................     (6.43%)       14.47%          --            --            --     2.87%

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ...........   $241,061      $226,954     $178,124      $153,390      $117,830 $197,342
 Ratio of Expenses to Average Net Assets (2) ........      1.93%         1.89%        1.90%         1.86%(6)      1.85%    1.74%
 Ratio of Adjusted Expenses to Average Net Assets ...        --            --           --            --            --     1.79%
 Ratio of Net Investment Income to Average Net Assets (2)  6.98%         7.26%        6.37%         6.32%(6)      6.05%    5.39%
 Ratio of Adjusted Net Investment Income to
   Average Net Assets ...............................        --            --           --            --            --     5.34%
 Fee Reduction Per Share (5) ........................        --            --           --            --            --     $0.00(10)
 Portfolio Turnover Rate ............................        92%          102%(8)      106%          129%          106%     161%(8)


                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Government Income Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                   PERIOD FROM
                                                                  APRIL 1, 1999
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
                                                                  MAY 31, 1999
                                                                  ------------

CLASS C
Per Share Operating Performance
 Net Asset Value, Beginning of Period ..............................   $9.15
                                                                     -------
 Net Investment Income(5) ..........................................    0.07
 Net Realized and Unrealized Loss on
  Investments, Options and Financial Futures Contracts .............   (0.13)
                                                                     -------
  Total from Investment Operations .................................   (0.06)
                                                                     -------
 Less Distributions:
 Dividends from Net Investment Income ..............................   (0.07)
                                                                     -------
 Net Asset Value, End of Period ....................................   $9.02
                                                                     =======
 Total Investment Return at Net Asset Value (3) ....................  (0.65%)(4)
 Total Adjusted Investment Return at Net Asset Value (3,9) .........  (0.66%)(4)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ..........................      $9
 Ratio of Expenses to Average Net Assets ...........................   1.80%(6)
 Ratio of Adjusted Expenses to Average Net Assets ..................   1.85%(6)
 Ratio of Net Investment Income to Average Net Assets ..............   5.33%(6)
 Ratio of Adjusted Net Investment Income to Average Net Assets .....   5.28%(6)
 Fee Reduction Per Share (5) .......................................   $0.00(10)
 Portfolio Turnover Rate ...........................................    161%(8)


(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(2) Excluding interest expense, which equalled 0.01% and 0.04% for Class A for the periods ended October 31, 1994 and 1995, respectively, and 0.01% and 0.02% for Class B for the years ended October 31, 1994 and 1995, respectively.
(3) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Based on the average of the shares outstanding at the end of each month.
(6) Annualized.
(7) Effective May 31, 1997, the fiscal year end changed from October 31 to May
    31.
(8) Portfolio turnover excludes merger activity.
(9) An estimated total return calculation that does not take into consideration management fee reductions and other expense subsidies by the Adviser during the period shown.
(10) Less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Government Income Fund


Schedule of Investments
May 31, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Government Income Fund on May 31, 1999. It's divided into five main categories:
U.S. government and agencies securities, foreign government bonds, multi-family mortgage-backed bonds, warrants and short-term investments. Short-term investments, which represent the Fund's "cash" position, are listed last.



                                                                                   PAR VALUE
                                                   INTEREST        MATURITY          (000s          MARKET
ISSUER, DESCRIPTION                                  RATE            DATE           OMITTED)        VALUE
-------------------                                  ----            ----           --------        -----

U.S. GOVERNMENT AND AGENCIES SECURITIES
Government - U.S. (21.65%)
 United States Treasury,
  Bond........................................       15.750%       11-15-01         $14,340       $17,660,570
  Bond .......................................       12.750        11-15-10          14,000        19,057,500
  Bond .......................................       12.000        08-15-13          20,100        28,526,322
  Bond .......................................        9.250        02-15-16          14,450        19,137,147
  Bond .......................................        8.125        08-15-19          47,800        58,741,898
  Bond .......................................        5.250        02-15-29           9,500         8,729,645
  Note .......................................        5.250        05-31-01          17,500        17,448,025
                                                                                                  -----------
                                                                                                  169,301,107
                                                                                                  -----------
Government - U.S. Agencies (71.37%)
 Federal Home Loan Bank,
  Bond Ser EU-03 .............................        6.561        01-30-03           2,500         2,498,425
 Federal Home Loan Mortgage Corp.,
   15 Yr Pass Thru Ctf .......................       10.500        02-01-03           1,294         1,325,446
   30 Yr Pass Thru Ctf .......................        9.500        08-01-16           6,727         7,139,801
   CMO REMIC 1094-K ..........................        7.000        06-15-21           1,461         1,473,618
   CMO REMIC 1142-H ..........................        7.950        12-15-20           1,861         1,865,545
   CMO REMIC 1603-K ..........................        6.500        10-15-23           5,000         4,854,650
   CMO REMIC 1608-L ..........................        6.500        09-15-23          12,000        11,745,000
   CMO REMIC 1617-PM .........................        6.500        11-15-23          10,000         9,825,000
   CMO REMIC 1634-PN .........................        4.500        12-15-23          10,575         8,602,022
   CMO REMIC 1667-PE .........................        6.000        03-15-08          11,750        11,731,553
   CMO REMIC 1727-I ..........................        6.500        05-15-24           5,000         4,876,550
   CMO REMIC 34-C ............................        9.000        11-15-19             479           478,669
   Deb .......................................        8.190        10-06-04          14,000        14,133,420
   Deb .......................................        6.700        03-03-08           1,000           980,310
 Federal Judiciary Office Building,
   Bond ......................................         Zero        02-15-01             250           227,188
 Federal National Mortgage Assn.,
   10 Yr Pass Thru Ctf .......................        9.050        04-10-00           2,000         2,060,940
  10 Yr Pass Thru Ctf ........................        8.900        06-12-00           5,000         5,172,650
  10 Yr Pass Thru Ctf Ser SM-2004-K ..........        8.400        10-25-04          11,600        11,739,548
  15 Yr Pass Thru Ctf ........................        9.000        02-01-10           3,159         3,288,345
  15 Yr Pass Thru Ctf ........................        6.500        05-01-13          13,637        13,577,098


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       15

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Government Income Fund



                                                                                   PAR VALUE
                                                   INTEREST        MATURITY          (000s          MARKET
ISSUER, DESCRIPTION                                  RATE            DATE           OMITTED)        VALUE
-------------------                                  ----            ----           --------        -----

Government - U.S. Agencies (continued)
 Federal National Mortgage Assn. (continued),
  15 Yr Pass Thru Ctf ........................       6.000%        09-01-13 to      $52,624       $51,340,735
                                                                   12-01-13
  30 Yr Pass Thru Ctf ........................       8.500         09-01-24 to        5,471         5,740,447
                                                                   10-01-24
  CMO REMIC 1994-60-PJ .......................       7.000         04-25-24           6,100         6,109,516
  CMO REMIC 1994-75-K ........................       7.000         04-25-24           3,100         3,114,508
  CMO REMIC 1996-28-PK .......................       6.500         07-25-25           7,589         7,359,192
  CMO REMIC G-8-E ............................       9.000         04-25-21           3,175         3,356,679
  CMO REMIC 1990-51-H ........................       7.500         05-25-20             121           123,196
  CMO REMIC 1990-58-J ........................       7.000         05-25-20           3,700         3,726,566
  CMO REMIC 1990-94-D ........................       6.500         08-25-20             802           800,130
  CMO REMIC 1991-56-M ........................       6.750         06-25-21           2,606         2,603,157
  CMO REMIC 1993-225-TK ......................       6.500         12-25-23           5,032         4,925,070
  Medium Term Note ...........................      11.875         05-19-00           6,800         7,210,108
  Note .......................................       5.250         01-15-09          13,000        12,077,780
 Financing Corp.,
  Bond .......................................      10.700         10-06-17           2,000         2,900,940
  Bond .......................................       9.400         02-08-18           4,000         5,260,640
  Bond .......................................      10.350         08-03-18          12,500        17,783,250
  Bond .......................................       9.650         11-02-18           1,600         2,158,256
 Government National Mortgage Assn.,
  30 Yr Adjustable Rate Mortgage .............       6.375#        03-20-23           6,895         7,037,713
  30 Yr Adjustable Rate Mortgage .............       6.125#        10-20-22 to        8,959         9,155,723
                                                                   10-20-23
  30 Yr Pass Thru Ctf ........................       6.000         11-15-28 to       88,663        84,046,659
                                                                   03-15-29
  30 Yr Pass Thru Ctf ........................       6.500         02-15-27 to       80,534        78,596,322
                                                                   10-15-28
  30 Yr Pass Thru Ctf + ......................       7.000         01-15-28 to       47,073        47,077,665
                                                                   06-01-28
  30 Yr Pass Thru Ctf ........................       7.500         06-15-23 to       18,705        19,155,689
                                                                   02-15-26
  30 Yr Pass Thru Ctf ........................       8.000         09-15-23 to        7,830         8,156,526
                                                                   01-15-25
  30 Yr Pass Thru Ctf ........................       9.000         08-15-16 to        4,724         5,060,246
                                                                   12-15-17
  30 Yr Pass Thru Ctf ........................      11.000         01-15-14 to        4,264         4,724,607
                                                                   12-15-15
 Small Business Administration,
  Pass Thru Ctf Ser 97-B .....................       7.100         02-01-17           4,567         4,627,399
  Pass Thru Ctf Ser 97-D .....................       7.500         04-01-17           4,584         4,718,724
  Pass Thru Ctf Ser 97-E .....................       7.300         05-01-17           5,799         5,926,266


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       16

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Government Income Fund



                                                                                   PAR VALUE
                                                   INTEREST        MATURITY          (000s          MARKET
ISSUER, DESCRIPTION                                  RATE            DATE           OMITTED)        VALUE
-------------------                                  ----            ----           --------        -----

Government - U.S. Agencies (continued)
 Tennessee Valley Authority,
  Note Ser D .................................      8.250%         04-15-42         $22,824       $25,722,648
                                                                                                 ------------
                                                                                                  558,192,135
                                                                                                 ------------
                              TOTAL U.S. GOVERNMENT AND AGENCIES SECURITIES
                                                        (Cost $742,890,159)         (93.02%)      727,493,242
                                                                                   --------      ------------
FOREIGN GOVERNMENT BONDS
U.S. Dollar-Denominated Foreign Government Bonds (4.57%)
 Argentina, Republic of,
  Global Bond Ser XW .........................      11.000         12-04-05           3,000         2,692,500
 Hydro-Quebec,
  Deb Ser HK .................................       9.375         04-15-30           9,440        12,076,214
  Gtd Bond ...................................       9.400         02-01-21           7,000         8,824,620
 International Bank for
   Reconstruction and Development, Deb .......       8.625         10-15-16          10,000        12,167,000
                                                                                                   ----------
                                             TOTAL FOREIGN GOVERNMENT BONDS
                                                         (Cost $36,516,660)          (4.57%)       35,760,334
                                                                                    -------        ----------
MULTI-FAMILY MORTGAGE-BACKED BONDS (1.13%)
 DLJ Mortgage Acceptance Corp.,
  CMO REMIC 1993-M10-A2 ......................       7.200         07-15-03           4,188         4,230,315
  CMO REMIC 1993-MF7-A1 ......................       7.400         06-18-03           4,469         4,625,859
                                                                                                   ----------
                                   TOTAL MULTI-FAMILY MORTGAGE-BACKED BONDS
                                                          (Cost $8,859,971)          (1.13%)        8,856,174
                                                                                    -------        ----------

                                                                                   NUMBER OF
                                                                                   WARRANTS
                                                                                 ------------
WARRANTS
Government - Foreign (0.00%)
 Argentina, Republic of (Argentina) (Expires 12-03-99)                                3,000             2,700
 Argentina, Republic of (Argentina) (Expires 02-25-00)                                7,500             6,750
                                                                                                   ----------
                                                             TOTAL WARRANTS
                                                             (Cost $11,499)          (0.00%)            9,450
                                                                                  ---------        ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       17

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Government Income Fund



                                                                                                 PAR VALUE
                                                                                 INTEREST          (000s           MARKET
ISSUER, DESCRIPTION                                                                RATE           OMITTED)         VALUE
-------------------                                                                ----           --------         -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (6.48%)
 Investment in a joint repurchase agreement transaction with
  ABN AMRO, Inc. - Dated  05-28-99, due 06-01-99 (Secured by U.S.
  Treasury  Bonds,  5.500% thru 12.000%,  due 11-15-03 thru 08-15-28 and U.S. Treasury Notes, 6.500% and 7.785%, due 11-15-04 and
  10-15-06) - Note A...........................................................   4.790%          $50,680        $50,680,000
                                                                                                                 -----------
Corporate Savings Account (0.00%)
 Investor's Bank & Trust Company
  Daily Interest Savings Account
  Current Rate 4.00% ..........................................................                                       35,502
                                                                                                                 -----------
                                                            TOTAL SHORT-TERM INVESTMENTS           (6.48%)        50,715,502
                                                                                                 --------        -----------
                                                                       TOTAL INVESTMENTS         (105.20%)       822,834,702
                                                                                                 --------        -----------
                                                       OTHER ASSETS AND LIABILITIES, NET           (5.20%)       (40,716,938)
                                                                                                 --------        -----------
                                                                        TOTAL NET ASSETS         (100.00%)      $782,117,764
                                                                                                 ========       ============


  + A portion of these securities having an aggregate value of $30,004,800 or 3.84% of the Fund's net assets, have been purchased on a when-issued basis. The purchase price and the interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of its when-issued commitments. Accordingly, the market value of $31,500,036 of U.S. Treasury Bond, 8.125%, due 08-15-19, has been segregated to cover the when-issued commitments.

  # Represents rate in effect on May 31, 1999.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

========================NOTES TO FINANCIAL STATEMENTS===========================

                  John Hancock Funds - Government Income Fund

NOTE A -

ACCOUNTING POLICIES

John Hancock Bond Trust (the "Trust") is a diversified open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust consists of three series: John Hancock Government Income Fund (the "Fund"), John Hancock High Yield Bond Fund and John Hancock Intermediate Government Fund. Prior to April 1, 1999, the John Hancock Intermediate Government Fund was known as John Hancock Intermediate Maturity Government Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to earn a high level of current income consistent with preservation of capital by investing primarily in securities that are issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities ("U.S. government securities").

         The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Trustees authorized the issuance of Class C shares, effective April 1, 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class, which bears distribution and service expenses under terms of a distribution plan, have exclusive voting rights to that distribution plan.

         Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in joint repurchase agreement transactions. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $117,919,246 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: May 31, 2002 - $76,987,244, May 31, 2003 - $30,606,535, May 31, 2004 -
$5,561,263 and May 31, 2005 - $4,764,204. Availablity of a certain amount of loss carryforwards which were acquired on September 15, 1995 and December 4, 1998 in mergers, may be limited in a given year. Additionally, net capital losses of $4,784,474 attributable to security transactions incurred after October 31, 1998 are treated as arising on the first day (June 1, 1999) of the Fund's next taxable year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

         The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be

========================NOTES TO FINANCIAL STATEMENTS===========================

                  John Hancock Funds - Government Income Fund


calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the year ended May 31, 1999.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

         When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

         For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

         At May 31, 1999, open positions in financial futures contracts were as follows:


                                                           UNREALIZED
                                                          APPRECIATION/
EXPIRATION        OPEN CONTRACTS       POSITION          (DEPRECIATION)
----------        --------------       --------          --------------
SEPT 99         180 TREASURY NOTE       SHORT              ($12,510)
SEPT 99         100 TREASURY NOTE       SHORT                21,175
SEPT 99          30 TREASURY BOND        LONG                (2,085)
                                                          ---------
                                                             $6,580
                                                          =========

         At May 31, 1999, the Fund has deposited in a segregated account $540,000 par value of U.S. Treasury Bond, 15.750%, 11-15-01, and $120,000 par
value of U.S. Treasury Bond, 12.750%, 11-15-10, to cover margin requirements on open financial futures contracts.

========================NOTES TO FINANCIAL STATEMENTS===========================

                  John Hancock Funds - Government Income Fund


OPTIONS Listed options are valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last asked and bid prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

         The Fund may use option contracts to manage its exposure to the bond market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

         The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

         Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

         At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

         At May 31, 1999, there were no open option transactions.


NOTE B -
MANAGEMENT FEE, ADMINISTRATIVE SERVICES AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.65% of the first $200,000,000 of the Fund's average daily net asset value, (b) 0.625% of the next $300,000,000 and (c) 0.60% of the Fund's average daily net asset value in excess of $500,000,000. Effective December 4, 1998, the Adviser agreed to limit the Fund's management fee to 0.50% of the the Fund's daily net assets. Accordingly, the reduction in the management fee amounted to $329,178 for the year ended May 31, 1999. The Adviser may terminate this limitation in the future.

         The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended May 31, 1999, net sales charges received with regard to sales of Class A shares amounted to $479,812. Out of this amount, $38,078 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $301,426 was paid as sales commissions to unrelated broker-dealers and $140,308 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer, formerly known as John Hancock Distributors, Inc. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

         Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended May 31, 1999, contingent deferred sales charges paid to JH Funds amounted to $436,560.

         Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended May 31, 1999, there were no contingent deferred sales charges.

         In addition, to reimburse JH Funds for the services it provides as

========================NOTES TO FINANCIAL STATEMENTS===========================

                  John Hancock Funds - Government Income Fund


distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

         The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

         The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

         Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of securities, other than short-term obligations, during the year ended May 31, 1999, aggregated $998,799,271 and $1,304,949,020, respectively.

         The cost of investments (excluding the corporate savings account) owned at May 31, 1999 for federal income tax purposes was $839,168,292. Gross unrealized appreciation and depreciation of investments aggregated $11,130,106 and $27,499,198, respectively, resulting in net unrealized depreciation of $16,369,092.

 NOTE D -
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended May 31, 1999, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss on investments of $111,982,537, an increase in distributions in excess of net investment income of $57,282 and an increase in capital paid-in of $112,039,819. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 1999. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculations of net investment income in the financial highlights excludes these adjustments.

NOTE E -
REORGANIZATION

On November 11, 1998, the shareholders of John Hancock Sovereign U.S. Government Income Fund (JHSGIF) approved a plan of reorganization between JHSGIF and the Fund, providing for the transfer of substantially all of the assets and liabilities of JHSGIF to the Fund in exchange solely for Class A and Class B shares of the Fund. The acquisition of JHSGIF was accounted for as a tax free exchange of 30,190,113 Class A shares and 9,178,316 Class B shares of the Fund, which amounted to $285,764,515 and $86,877,349 for Class A and B shares, respectively, including $11,220,009 of unrealized appreciation, after the close of business at December 4, 1998. The aggregate net assets of JHSGIF and the Fund were $372,641,864 and $500,562,839, respectively, immediately before the acquisition.

================================================================================

                  John Hancock Funds - Government Income Fund



REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
To the Board of Trustees and Shareholders of John Hancock Bond Trust -
John Hancock Government Income Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock Government Income Fund (one of the portfolios constituting the John Hancock Bond Trust) (the "Fund"), including the schedule of investments, as of May 31, 1999, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Government Income Fund of the John Hancock Bond Trust at May 31, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

Ernst & Young LLP

Boston,  Massachusetts
July 7, 1999

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund paid during its taxable year ended May 31, 1999.

         None of the dividends qualify for the dividends received deduction available to corporations.

         Shareholders will receive a 1999 U.S. Treasury Department Form 1099-DIV in January of 2000. This will reflect the total of all distributions which are taxable for the calendar year 1999.

================================================================================

[LOGO] JOHN HANCOCK FUNDS                                        ---------------
       A Global Investment Management Firm                          Bulk Rate
                                                                  U.S. Postage
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                          PAID
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INTERNET: www.jhancock.com/funds                                  Permit No. 75
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--------------------------------------------------------------------------------

This report is for the information of shareholders of the John Hancock Government Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[LOGO] Printed on Recycled Paper                                      5600A 5/99
                                                                            7/99

                          The latest report from your
                             Fund's management team



                                 ANNUAL REPORT
--------------------------------------------------------------------------------




                               [GRAPHIC OMITTED]






                                  Intermediate

                                   Government

                                      Fund


                (formerly Intermediate Maturity Government Fund)



                                  MAY 31, 1999



                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                       ----------------------------------
                                   DIRECTORS
                            Edward J. Boudreau, Jr.
                                Stephen L. Brown
                                James F. Carlin
                             William H. Cunningham*
                                 Ronald R.Dion*
                              Harold R. Hiser, Jr.
                                Anne C. Hodsdon
                               Charles L. Ladner
                              Leo E. Linbeck, Jr.
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 Osbert M. Hood
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                              INDEPENDENT AUDITORS
                               Ernst & Young LLP
                              200 Clarendon Street
                        Boston, Massachusetts 02116-5072
                ----------------------------------------------

================================CHAIRMAN'S MESSAGE==============================


DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements are nearly done, and the tests of all our systems are on schedule for completion by the end of July. The rest of 1999 will be spent testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/s/Edward J. Boudreau, Jr.
--------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

          By Barry H. Evans, CFA, and Dawn Baillie, Portfolio Managers

                                  John Hancock
                                  Intermediate
                                 Government Fund


          Treasury rally comes to an end, as inflation fears resurface
          ------------------------------------------------------------


On April 1, 1999, John Hancock Intermediate Maturity Government Fund's name was shortened to John Hancock Intermediate Government Fund. The Fund's investment objectives remain the same.

Bond investors saw both the best and worst of times during the past year. Last summer, as Asia's financial crisis rocked markets worldwide, investors jumped out of higher-risk assets into higher-quality securities like U.S. government bonds. This massive shift triggered a worldwide liquidity crisis, which the Federal Reserve ended by lowering short-term interest rates during the fall. As yields tumbled to near-record lows, Treasuries - which are especially sensitive to changes in interest rates - did extremely well. But fears that homeowners would pay off their mortgages early to refinance at lower rates caused mortgage bonds to post their worst performance in a decade. Treasuries continued to do well until the end of January, when a robust fourth-quarter gross domestic product number set off inflation scares. This, along with Chairman Alan Greenspan's testimony that the Fed's interest cuts may have been too much, sent Treasuries into a tailspin. In February, the Lehman Brothers Treasury Index posted its worst single-month performance since 1981. Added inflation concerns

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Intermediate Government Fund. Caption below reads "Portfolio Managers Barry Evans and Dawn Baillie."]
--------------------------------------------------------------------------------

"The Fund benefited from adjustments we made throughout the year as market conditions changed."

================================================================================

                John Hancock Fund - Intermediate Government Fund


"Both agencies and mortgage bonds did well during the spring, boosting performance."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into three sections (from top to left): Short-Term Investments & Other 6%, U.S. Treasuries 31% and U.S. Agencies 63 %. A note below the chart reads "As a percentage of net assets on May 31, 1999."]
--------------------------------------------------------------------------------

during the spring sent yields on the 10-year Treasury up from 4.61% in January to a high of 5.66% in mid-May - not far from where they had been a year earlier. During this time, mortgage bonds outpaced Treasuries. For the year ended May 31, 1999, the Lehman Brothers Mortgage-Backed Securities Fixed-Rate Index returned -- 0.89%, ahead of the -- 2.30% return of the Lehman Brothers Treasury Index.

Fund performance

Amidst this volatility, John Hancock Intermediate Government Fund did well. The Fund's Class A and Class B shares had total returns of 4.33% and 3.57%, respectively, at net asset value for the year ended May 31, 1999. The Fund outpaced the average intermediate-term government fund, which returned 3.44%, according to Lipper, Inc.1 The Fund's Class C shares, which were launched on April 1, 1999, returned -0.38% at net asset value from inception through May 31, 1999. Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. For longer-term performance information, please see pages six and seven.

Staying nimble

The Fund benefited from adjustments we made throughout the year as market conditions changed. With the expectation that interest rates might come down last summer, we lengthened duration. Duration measures how sensitive a bond's price is to interest-rate changes. The longer a bond's duration, the more its price will rise as interest rates fall - or fall as interest rates rise. We began extending the Fund's 4.4-year duration in August, eventually reaching 4.7 years in September. To lengthen duration, we added long-term Treasuries, which rose to more than 45% of the Fund's net assets in October. At the same time, we trimmed our investment in mortgage bonds to about 25% of net assets. This combination helped the Fund as Treasuries rallied and mortgage bonds tumbled. Later in October, we locked in gains by cutting duration back to 3.8 years. But the prospect of another rate cut before year end prompted us to move duration back out to 4.2 years in November, where it stayed through January. In November, we also added bonds with a yield advantage over Treasuries, boosting our stake in mortgage bonds to 37% and our investment in short-term U.S. government agency bonds to 19%.

Spring changes

Rising yields in February and March prompted us to shorten duration to 4.0 years. This helped the Fund, although an even shorter duration would have been better. By the end of May, however, we had reversed course and brought duration back up to 4.15 years - slightly longer than our peer group average - as we positioned the Fund for the possibility of an economic slowdown later in the year. Our stake in U.S. government agencies also grew, reaching 24% of net assets by the end

================================================================================

                John Hancock Fund - Intermediate Government Fund


--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended May 31, 1999." The chart is scaled in increments of 1% with -1% at the bottom and 5% at the top. The first bar represents the 4.33% total return for John Hancock Intermediate Government Fund Class A. The second bar represents the 3.57% total return for John Hancock Intermediate Government Fund Class B. The third bar represents the -0.38%* total return for John Hancock Intermediate Government Fund Class C and the fourth bar represents the 3.44% total return for Average intermediate-term government fund. A note below the chart reads "Total returns for John Hancock Intermediate Fund are at net asset value with all distributions reinvested. The average intermediate-term government fund is tracked by Lipper, Inc. 1 See the following two pages for historical performance information. * From inception April 1, 1999 to May 31, 1999."]
--------------------------------------------------------------------------------

of the period. Both agency and mortgage bonds did well during the spring, boosting performance.

Guarded optimism

In May, the Federal Reserve indicated that it was more likely to raise interest rates than lower them, in an effort to dampen the economy and keep inflation in check. This news immediately sent bond prices lower and yields higher. But whether the Fed does in fact raise rates significantly depends on consumer demand, which is measured by indicators like the unemployment rate, retail sales and consumer confidence levels. So far, economic numbers have been mixed, with no clear indication that inflation is a problem. A tame employment cost index number - a measure of wage inflation - more than offset a higher-than-expected consumer price index figure in May. And commodity prices that jumped in the spring later stabilized or came down. If this pattern continues, yields will most likely move up and down with the release of new economic data, but stay within a fairly tight range.

         As we get closer to year end, however, we expect the bond market's prospects to improve. To start, the bond market typically does better in the second half of the year compared to the first. Asia is no longer in a crisis, which means that domestic factors alone should drive the market. We also expect potential problems surrounding year 2000 systems conversions to boost demand for U.S. government bonds, at a time when the U.S. Treasury is reducing supply.

Fund strategy

Given this outlook, our strategy will be to keep our duration slightly longer than average so we can benefit from any drop in interest rates. We also plan to add to our stake in mortgage bonds as a hedge against further interest-rate volatility. We'll keep focused on earning income until we see consistent economic data that would suggest a change in outlook that could help bond prices as well. We believe this strategy will help us gain ground amidst an uncertain economic environment, while also positioning us to participate in any upturns as we near year end.


--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

"As we get closer to year end, however, we expect the bond market's prospects to improve."

================================================================================

                John Hancock Fund - Intermediate Government Fund

--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Intermediate Government Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 3%. Class B performance reflects a maximum contingent deferred sales charge (maximum 3% and declining to 0% over four years). Class C shares became effective April 1, 1999, and do not have a cumulative total return or an average annual total return as of March 31, 1999.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended March 31, 1999

                                                                     SINCE
                                                 ONE      FIVE     INCEPTION
                                                 YEAR     YEARS    (12/31/91)
                                                -------  -------    --------
Cumulative Total Returns                         2.84%    30.42%     44.67%
Average Annual Total Returns(1)                  2.84%     5.45%      5.23%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended March 31, 1999

                                                                     SINCE
                                                 ONE      FIVE     INCEPTION
                                                 YEAR     YEARS    (12/31/91)
                                                -------  -------    --------
Cumulative Total Returns                         2.24%    29.94%     42.00%
Average Annual Total Returns(1)                  2.24%     5.38%      4.96%

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------

As of May 31, 1999
                                                                   SEC 30-DAY
                                                                      YIELD
                                                                     -------
Intermediate Government Fund: Class A                                 4.94%
Intermediate Government Fund: Class B                                 4.42%
Intermediate Government Fund: Class C                                 4.42%



Notes to Performance

  (1) Prior to December 5, 1997, the Adviser had agreed to limit the Fund's expenses, including management fee, to 0.75% and 1.50% of the average net assets attributable to the Class A and Class B shares, respectively. Without the reduction of expenses, the average annual total returns for the five-year and since inception periods would have been 5.07% and 4.82%, respectively, for Class A shares and 5.00% and 4.55%, respectively, for Class B shares.

================================================================================

                John Hancock Fund - Intermediate Government Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Intermediate Government Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lipper Intermediate U.S. Government Index and Lehman Brothers Government Bond Index. The Lipper Intermediate U.S. Government Index is an equally weighted unmanaged index that measures the performance of funds with at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, with dollar-weighted average maturities of five to ten years. The Lehman Government Bond Index is an unmanaged index that measures the performance of U.S.Treasury bonds and U.S. government agency bonds.

Class C Shares

Assuming all distributions were reinvested for the period indicated, a $10,000 investment in the Fund's Class C shares at inception on April 1, 1999, would be worth $9,962 without sales charge and $9,863 with maximum sales charge as of May 31, 1999. For comparison, the same $10,000 investment in the Lehman Brothers Government Bond Index and the Lipper Intermediate U.S. Government Index would be worth $9,935 and $9,934, respectively. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Intermediate Government Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the Lehman Brothers Government Bond Index and is equal to $16,439 as of May 31, 1999. The second line represents the Lipper Intermediate U.S. Government Index and is equal to $15,264 as of May 31, 1999. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Intermediate Government Fund on December 31, 1991, before sales charge, and is equal to $14,855 as of May 31, 1999. The fourth line represents the same hypothetical investment made in the John Hancock Intermediate Government Fund, after sales charge, and is equal to $14,409 as of May 31, 1999.

Line chart with the heading John Hancock Intermediate Government Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Government Bond Index and is equal to $16,439 as of May 31, 1999. The second line represents the Lipper Intermediate U.S. Government Index and is equal to $15,264 as of May 31, 1999. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Intermediate Government Fund on December 31, 1991, before sales charge, and is equal to $14,127 as of May 31, 1999.

*No contingent deferred sales charge applicable.
--------------------------------------------------------------------------------

===============================FINANCIAL STATEMENTS=============================

               John Hancock Funds - Intermediate Government Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on May 31, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
May 31, 1999
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  U.S. government and agencies securities
   (cost - $205,009,827) .....................................   $200,005,954
  Foreign government bonds (cost - $3,810,000) ...............      3,650,100
  Joint repurchase agreement (cost - $8,116,000) .............      8,116,000
  Corporate savings account ..................................            240
                                                               --------------
                                                                  211,772,294
 Receivable for shares sold ..................................        354,803
 Interest receivable .........................................      2,510,136
 Other assets ................................................         30,325
                                                               --------------
                                 Total Assets ................    214,667,558
                                 --------------------------------------------
Liabilities:
 Payable for investments purchased ...........................      1,341,320
 Payable for shares repurchased ..............................        153,456
 Dividend payable ............................................         27,616
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ....................................        144,833
 Accounts payable and accrued expenses .......................         53,192
                                                               --------------
                                 Total Liabilities ...........      1,720,417
                                 --------------------------------------------
Net Assets:
 Capital paid-in .............................................    233,868,515
 Accumulated net realized loss on investments
  and financial futures contracts ............................    (15,770,413)
 Net unrealized depreciation of investments ..................     (5,163,773)
 Undistributed net investment income .........................         12,812
                                                               --------------
                                 Net Assets ..................   $212,947,141
                                 ============================================
Net Asset Value Per Share:
 (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value)
 Class A - $168,826,028/17,679,933 ...........................          $9.55
 ============================================================================
 Class B - $44,093,103/4,617,553 .............................          $9.55
 ============================================================================
 Class C * - $28,010/2,933 ...................................          $9.55
 ============================================================================
 Maximum Offering Price Per Share**
 Class A - ($9.55 x 103.09%) .................................          $9.85
 ============================================================================

 * Class C shares commenced operations on April 1, 1999.
** On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended May 31, 1999
--------------------------------------------------------------------------------

Investment Income:
 Interest ....................................................    $14,774,809
                                                                  -----------
Expenses:
 Investment management fee - Note B ..........................        836,987
 Distribution and service fee - Note B
  Class A ....................................................        423,024
  Class B ....................................................        398,491
  Class C ....................................................             20
 Transfer agent fee - Note B .................................        527,643
 Registration and filing fees ................................         80,537
 Custodian fee ...............................................         52,113
 Auditing fee ................................................         39,346
 Printing ....................................................         31,947
 Accounting and legal services fee - Note B ..................         30,636
 Trustees' fees ..............................................         14,130
 Miscellaneous ...............................................          6,556
 Legal fees ..................................................          2,766
                                                                  -----------
                                 Total Expenses ..............      2,444,196
                                 --------------------------------------------
                                 Net Investment Income .......     12,330,613
                                 --------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
and Financial Futures Contracts:
 Net realized gain on investments sold .......................      1,272,577
 Net realized gain on financial futures contracts ............        125,305
 Change in net unrealized appreciation/depreciation
  of investments .............................................     (6,139,754)
                                                                  -----------
                                 Net Realized and Unrealized
                                 Loss on Investments and
                                 Financial Futures Contracts .     (4,741,872)
                                 --------------------------------------------
                                 Net Increase in Net Assets
                                 Resulting from Operations ...     $7,588,741
                                 ============================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

===============================FINANCIAL STATEMENTS=============================

               John Hancock Funds - Intermediate Government Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                                           YEAR ENDED MAY 31,
                                                                                                      -----------------------------
                                                                                                          1998            1999
                                                                                                      -----------     -------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income ............................................................................    $6,527,017     $12,330,613
 Net realized gain on investments sold and financial futures contracts ............................     1,939,903       1,397,882
 Change in net unrealized appreciation/depreciation of investments ................................      (317,027)     (6,139,754)
                                                                                                     ------------   -------------
  Net Increase in Net Assets Resulting from Operations ............................................     8,149,893       7,588,741
                                                                                                     ------------   -------------
Distributions to Shareholders:
 Dividends from net investment income
  Class A - ($0.6222 and $0.5912 per share, respectively) .........................................    (5,879,115)    (10,208,310)
  Class B - ($0.5497 and $0.5185 per share, respectively) .........................................      (647,299)     (2,122,195)
  Class C - (none and $0.0726 per share, respectively) ............................................          --              (108)
                                                                                                     ------------   -------------
  Total Distributions to Shareholders .............................................................    (6,526,414)    (12,330,613)
                                                                                                     ------------   -------------
From Fund Share Transactions - Net:* ..............................................................   151,641,791      35,217,860
                                                                                                     ------------   -------------
Net Assets:
 Beginning of period ..............................................................................    29,205,883     182,471,153
                                                                                                     ------------   -------------
 End of period (including undistributed net investment income of
  $14,620 and $12,812, respectively) ..............................................................  $182,471,153    $212,947,141
                                                                                                     ============   =============



The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

===============================FINANCIAL STATEMENTS=============================

               John Hancock Funds - Intermediate Government Fund


Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:


                                                                                               YEAR ENDED MAY 31,
                                                                           ---------------------------------------------------------
                                                                                       1998                         1999
                                                                           ----------------------------  ---------------------------
                                                                              SHARES         AMOUNT         SHARES         AMOUNT
                                                                           ------------   -----------    -----------     -----------

CLASS A
 Shares sold ...........................................................     3,794,449    $36,863,657     7,939,500    $78,080,716
 Shares issued in reorganization - Note D ..............................    15,475,727    149,668,850        --             --
 Shares issued to shareholders in reinvestment of distributions ........       457,237      4,435,608       843,752      8,280,862
                                                                          ------------  -------------  ------------  -------------
                                                                            19,727,413    190,968,115     8,783,252     86,361,578
 Less shares repurchased ...............................................    (5,318,845)   (51,730,310)   (7,917,166)   (77,701,525)
                                                                          ------------  -------------  ------------  -------------
 Net increase ..........................................................    14,408,568   $139,237,805       866,086     $8,660,053
                                                                          ============  =============  ============  =============
CLASS B
 Shares sold ...........................................................     2,201,425    $21,367,420     7,209,397    $71,316,897
 Shares issued in reorganization - Note D ..............................       996,713      9,639,411        --             --
 Shares issued to shareholders in reinvestment of distributions ........        37,530        363,774        83,053        813,137
                                                                          ------------  -------------  ------------  -------------
                                                                             3,235,668     31,370,605     7,292,450     72,130,034
 Less shares repurchased ...............................................    (1,950,374)   (18,966,619)   (4,642,116)   (45,600,492)
                                                                          ------------  -------------  ------------  -------------
 Net increase ..........................................................     1,285,294    $12,403,986     2,650,334    $26,529,542
                                                                          ============  =============  ============  =============
CLASS C **
 Shares sold ...........................................................        --             --             2,922        $28,161
 Shares issued to shareholders in reinvestment of distributions ........        --             --                11            104
                                                                          ------------  -------------  ------------  -------------
 Net increase ..........................................................        --             --             2,933        $28,265
                                                                          ============  =============  ============  =============

** Class C shares commenced operations on April 1, 1999.


                       SEE NOTES TO FINANCIAL STATEMENTS.

============================FINANCIAL STATEMENTS================================

               John Hancock Funds - Intermediate Government Fund


Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:
--------------------------------------------------------------------------------


                                                                        YEAR ENDED MARCH 31,      PERIOD FROM     YEAR ENDED MAY 31,
                                                                   ---------------------------- APRIL 1, 1997 TO -------------------
                                                                    1995(1)    1996      1997    MAY 31, 1997(8)   1998       1999
                                                                   --------  --------- -------- ---------------- ---------   -------

CLASS A
Per Share Operating Performance
 Net Asset Value, Beginning of Period ..........................    $9.89      $9.79     $9.69         $9.37      $9.46     $9.72
                                                                 --------   --------  --------      --------    -------   -------
 Net Investment Income .........................................     0.49       0.62      0.67          0.11(7)    0.62(7)   0.59(7)
 Net Realized and Unrealized Gain (Loss) on Investments ........    (0.11)     (0.08)    (0.25)         0.09       0.26     (0.17)
                                                                 --------   --------  --------      --------    -------   -------
         Total from Investment Operations ......................     0.38       0.54      0.42          0.20       0.88      0.42
                                                                 --------   --------  --------      --------    -------   -------
 Less Distributions:
  Dividends from Net Investment Income .........................    (0.48)     (0.64)    (0.66)        (0.11)     (0.62)    (0.59)
  Distributions from Net Realized Gain on Investments Sold .....       --        --      (0.08)           --         --        --
                                                                 --------   --------  --------      --------    -------   -------
   Total Distributions .........................................    (0.48)     (0.64)    (0.74)        (0.11)     (0.62)    (0.59)
                                                                 --------   --------  --------      --------    -------   -------
 Net Asset Value, End of Period ................................    $9.79      $9.69      $9.37        $9.46      $9.72     $9.55
                                                                 ========   ========  =========     ========    =======   =======
 Total Investment Return at Net Asset Value (2) ................    3.98%      5.60%      4.56%        2.13%(10)  9.56%     4.33%
 Total Adjusted Investment Return at Net Asset Value (2,3) .....    3.43%      4.83%      4.19%        1.93%(10)  9.49%       --

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ......................  $12,950    $29,024    $22,043      $22,755   $163,358  $168,826
 Ratio of Expenses to Average Net Assets (4) ...................    0.80%      0.75%      0.75%        0.75%(9)   1.09%     1.03%
 Ratio of Adjusted Expenses to Average Net Assets (4,5) ........    1.35%      1.45%      1.12%        1.92%(9)   1.16%       --
 Ratio of Net Investment Income to Average Net Assets ..........    4.91%      6.49%      6.99%        7.07%(9)   6.43%     6.03%
 Ratio of Adjusted Net Investment Income to Average Net Assets (5)  4.36%      5.79%      6.62%        5.90%(9)   6.36%       --
 Fee Reduction Per Share (7) ...................................    $0.05      $0.07      $0.04        $0.02      $0.01       --
 Portfolio Turnover Rate .......................................     341%       423%(6)    427%          77%       250%(6)   267%



The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: the net investment income, net realized and unrealized gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.


                       SEE NOTES TO FINANCIAL STATEMENTS.

============================FINANCIAL STATEMENTS================================

               John Hancock Funds - Intermediate Government Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------


                                                                        YEAR ENDED MARCH 31,      PERIOD FROM     YEAR ENDED MAY 31,
                                                                   ---------------------------- APRIL 1, 1997 TO -------------------
                                                                    1995(1)    1996      1997    MAY 31, 1997(8)   1998       1999
                                                                   --------  --------- -------- ---------------- ---------   -------

CLASS B
Per Share Operating Performance
 Net Asset Value, Beginning of Period ..........................    $9.89      $9.79      $9.69        $9.37      $9.46     $9.72
                                                                 --------   --------   --------     --------   --------  --------
 Net Investment Income .........................................     0.43       0.57       0.60         0.10(7)    0.55(7)   0.52(7)
 Net Realized and Unrealized Gain (Loss) on Investments
  and Financial Futures Contracts ..............................    (0.11)     (0.10)     (0.24)        0.09       0.26     (0.17)
                                                                 --------   --------   --------     --------   --------  --------
   Total from Investment Operations ............................     0.32       0.47       0.36         0.19       0.81      0.35
                                                                 --------   --------   --------     --------   --------  --------
 Less Distributions:
  Dividends from Net Investment Income .........................    (0.42)     (0.57)     (0.60)       (0.10)     (0.55)    (0.52)
  Distributions from Net Realized Gain on Investments Sold .....       --         --      (0.08)          --         --        --
                                                                 --------   --------   --------     --------   --------  --------
   Total Distributions .........................................    (0.42)     (0.57)     (0.68)       (0.10)     (0.55)    (0.52)
                                                                 --------   --------   --------     --------   --------  --------
 Net Asset Value, End of Period ................................    $9.79      $9.69      $9.37        $9.46      $9.72     $9.55
                                                                 ========   ========   ========     ========   ========  ========
 Total Investment Return at Net Asset Value (2) ................    3.33%      4.92%      3.84%        2.01%(10)  8.74%     3.57%
 Total Adjusted Investment Return at Net Asset Value (2,3) .....    2.78%      4.15%      3.47%        1.81%(10)  8.67%       --

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ......................   $9,506     $8,532     $6,779       $6,451    $19,113   $44,093
 Ratio of Expenses to Average Net Assets (4) ...................    1.45%      1.40%      1.43%        1.50%(9)   1.84%     1.77%
 Ratio of Adjusted Expenses to Average Net Assets (4,5) ........    2.00%      2.10%      1.80%        2.67%(9)   1.91%       --
 Ratio of Net Investment Income to Average Net Assets ..........    4.26%      5.80%      6.30%        6.04%(9)   5.66%     5.30%
 Ratio of Adjusted Net Investment Income to
 Average Net Assets (5) ........................................    3.71%      5.10%      5.93%        4.87%(9)   5.59%       --
 Fee Reduction Per Share (7) ...................................    $0.05      $0.07      $0.04        $0.02      $0.01       --
 Portfolio Turnover Rate .......................................     341%       423%(6)    427%          77%       250%(6)   267%


                       SEE NOTES TO FINANCIAL STATEMENTS.

============================FINANCIAL STATEMENTS================================

               John Hancock Funds - Intermediate Government Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------


                                                                                                     FOR THE PERIOD FROM
                                                                                                        APRIL 1, 1999
                                                                                                      (COMMENCEMENT OF
                                                                                                        OPERATIONS) TO
                                                                                                        MAY 31, 1999
                                                                                                        ------------


CLASS C
Per Share Operating Performance
 Net Asset Value, Beginning of Period................................................................         $9.66
                                                                                                        -----------

 Net Investment Income (7) ..........................................................................          0.07
 Net Realized and Unrealized Loss on Investments and Financial Futures Contracts ....................         (0.11)
                                                                                                        -----------

   Total from Investment Operations .................................................................         (0.04)
                                                                                                        -----------

 Less Distributions:
  Dividends from Net Investment Income ..............................................................         (0.07)
                                                                                                        -----------

 Net Asset Value, End of Period .....................................................................         $9.55
                                                                                                        ===========

 Total Investment Return at Net Asset Value (2) .....................................................        (0.38%) (10)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ...........................................................           $28
 Ratio of Expenses to Average Net Assets ............................................................         1.77% (9)
 Ratio of Net Investment Income to Average Net Assets ...............................................         5.30% (9)
 Portfolio Turnover Rate ............................................................................          267%


(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(4) Beginning on December 31, 1991 (commencement of operations) through March 31, 1995, the expenses used in the ratios represented the expenses of the Fund plus expenses incurred indirectly from the Adjustable U.S. Government Fund (the "Portfolio"), the mutual fund in which the Fund invested all of its assets. The expenses used in the ratios for the fiscal year ended
    March 31, 1996 include the expenses of the Portfolio through September 22, 1995.
(5) Unreimbursed, without fee reduction.
(6) Portfolio turnover rate excludes merger activity.
(7) Based on average of shares outstanding at the end of each month.
(8) Effective May 31, 1997, the fiscal year end changed from March 31 to May 31.
(9) Annualized.
(10) Not annualized.


                       SEE NOTES TO FINANCIAL STATEMENTS.

============================FINANCIAL STATEMENTS================================

               John Hancock Funds - Intermediate Government Fund


Schedule of Investments
May 31, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Intermediate Government Fund on May 31, 1999. It's divided into three main categories: U.S. government and agencies securities, foreign government bonds and short-term investments. Short-term investments, which represent the Fund's "cash" position, are listed last.



                                                                             PAR  VALUE
                                             INTEREST        MATURITY          (000s            MARKET
ISSUER, DESCRIPTION                            RATE            DATE           OMITTED)          VALUE
-------------------                            ----            ----           --------          -----


U.S. GOVERNMENT AND AGENCIES SECURITIES
Government - U.S. (31.35%)
 United States Treasury,
  Bond .....................................   11.875%       11-15-03          $9,000        $11,129,040
  Bond .....................................   10.750        08-15-05          16,500         20,697,105
  Bond .....................................   12.000        08-15-13           8,160         11,580,835
  Bond .....................................    8.125        08-15-19          19,000         23,349,290
                                                                                            ------------
                                                                                              66,756,270
                                                                                            ------------
Government - U.S. Agencies (62.57%)
 Federal Home Loan Bank,
  Bond .....................................    5.763        08-20-01           1,000            996,870
  Note .....................................    5.375        03-02-01           3,000          2,982,660
 Federal Home Loan Mortgage Corp.,
  15 Yr Pass Thru Ctf ......................    8.500        06-01-06 to        3,382          3,527,344
                                                             07-01-07
  30 Yr Adjustable Rate Mortgage ...........    7.500#       05-01-17              50             50,907
  30 Yr Adjustable Rate Mortgage ...........    7.375#       10-01-18              56             56,894
  Deb ......................................    5.880        02-10-03           2,000          1,974,000
  Deb ......................................    6.000        11-18-03           2,000          1,974,000
  Deb ......................................    8.000        06-21-06           1,000          1,003,280
  Note .....................................    5.000        02-15-01          10,000          9,900,000
  Med Term Note Ser B ......................    7.500        04-24-07           1,495          1,516,020
 Federal National Mortgage Assn.,
  15 Yr Pass Thru Ctf ......................    6.000        07-01-13 to       18,091         17,650,103
                                                             11-01-13
  15 Yr Pass Thru Ctf ......................    6.500        04-01-13 to       24,085         23,979,503
                                                             05-01-13
  30 Yr Adjustable Rate Mortgage ...........    6.541#       03-01-14 to           42             42,447
                                                             06-01-14
  30 Yr Adjustable Rate Mortgage ...........    7.625#       03-01-22              87             89,059
  30 Yr Adjustable Rate Mortgage ...........    6.380#       03-01-27              40             39,742
  Deb ......................................    8.500        02-01-05           1,490          1,519,338
  Deb Ser SM-07-B ..........................    7.550        03-27-07           2,025          2,038,608
  Note .....................................    4.750        11-14-03          11,500         10,959,155
  Note .....................................    5.250        01-15-09           9,000          8,361,540
  Med Term Note Ser B ......................    6.610        03-16-09           3,000          2,932,500
  Note Ser 04-J ............................    8.250        10-12-04          13,000         13,134,030


                       SEE NOTES TO FINANCIAL STATEMENTS.

============================FINANCIAL STATEMENTS================================

               John Hancock Funds - Intermediate Government Fund




                                                                             PAR  VALUE
                                             INTEREST        MATURITY          (000s            MARKET
ISSUER, DESCRIPTION                            RATE            DATE           OMITTED)          VALUE
-------------------                            ----            ----           --------          -----

Government - U.S. Agencies (continued)
 Government National Mortgage Assn.,
  30 Yr Adjustable Rate Mortgage ...........   6.125%#        10-20-23          $760            $776,401
  30 Yr Pass Thru Ctf ......................    6.500         10-15-28         1,994           1,944,838
  30 Yr Pass Thru Ctf ......................    7.000         11-15-27 to     24,416          24,415,744
                                                              04-15-28
  30 Yr Pass Thru Ctf ......................   12.000         02-15-14            23              25,769
 Small Business Administration,
  Deb Ser 90-10D ...........................    8.700         12-01-00     1,308,330           1,358,932
                                                                                             -----------
                                                                                             133,249,684
                                                                                             -----------
                         TOTAL U.S. GOVERNMENT AND AGENCIES SECURITIES
                                                   (Cost $205,009,827)       (93.92%)        200,005,954
                                                                            --------         -----------
FOREIGN GOVERNMENT BONDS
U.S Dollar-Denominated Foreign Government Bonds (1.72%)
 International Bank for Reconstruction and Development,
  30 Yr Bond................................    8.625         10-15-16         3,000           3,650,100
                                                                                             -----------
                                        TOTAL FOREIGN GOVERNMENT BONDS
                                                     (Cost $3,810,000)        (1.72%)          3,650,100
                                                                            --------         -----------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.81%)
 Investment in a joint repurchase agreement transaction with
  ABN AMRO, Inc. - Dated 05-28-99, due 06-01-99 (Secured by U.S.
  Treasury Bonds, 5.500% thru 12.000%, due 11-15-03 thru 08-15-28, and U.S. Treasury Notes, 6.500% and 7.785%, due 11-15-04 and
  10-15-06) - Note A .......................    4.790                          8,116           8,116,000
                                                                                              ----------
Corporate Savings Account (0.00%)
 Investors Bank & Trust Company
  Daily Interest Savings Account
  Current Rate  4.00%.......................                                                         240
                                                                                              ----------
                                          TOTAL SHORT-TERM INVESTMENTS        (3.81%)          8,116,240
                                                                            --------          ----------
                                                     TOTAL INVESTMENTS       (99.45%)        211,772,294
                                                                            --------         -----------
                                     OTHER ASSETS AND LIABILITIES, NET        (0.55%)          1,174,847
                                                                            --------         -----------
                                                      TOTAL NET ASSETS      (100.00%)       $212,947,141
                                                                            ========        ============
# Represents rate in effect on May 31, 1999.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

=========================NOTES TO FINANCIAL STATEMENTS==========================

               John Hancock Funds - Intermediate Government Fund


NOTE A -
ACCOUNTING POLICIES

John Hancock Bond Trust (the "Trust") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series: John Hancock Intermediate Government Fund (the "Fund"), John Hancock Government Income Fund and John Hancock High Yield Bond Fund. Prior to April 1, 1999, the Fund was known as John Hancock Intermediate Maturity Government Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to achieve a high level of current income consistent with preservation of capital and maintenance of liquidity.

         The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Trustees authorized the issuance of Class C shares effective April 1, 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

         Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FEDERAL INCOME TAX The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $14,013,467 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distribution will be made. The Fund's carryforwards expire as follows: May 31, 2001 - $9,365,539, May 31, 2002 - $427,159, May 31, 2003 -
$1,950,205, May 31, 2004 - $1,741,681 and May 31, 2005 - $528,883. Availability
of a certain amount of loss carryforwards which were acquired on September 22, 1995 and December 5, 1997 in mergers, may be limited in a given year. Additionally, net capital losses of $1,578,737 attributable to security transactions incurred after October 31, 1998 are treated as arising on the first day (June 1, 1999) of the Fund's next taxable year.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

         The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in

=========================NOTES TO FINANCIAL STATEMENTS==========================

               John Hancock Funds - Intermediate Government Fund



the same amount, except for the effect of expenses that may be applied differently to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged based on the average daily unused portion of the lines of credit and is allocated among the participating funds. The Fund had no borrowing activity for the year ended May 31, 1999.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

         When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

         For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

         At May 31, 1999, there were no open financial futures contracts.

NOTE B -
MANAGEMENT FEE, ADMINISTRATIVE SERVICES
AND TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent on an annual basis to 0.40% of the Fund's average daily net asset value.

         The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended May 31, 1999, net sales charges received with regard to sales of Class A shares amounted to $309,179. Out of this amount, $25,132 was retained and used for printing prospectuses, advertising, sales literature

=========================NOTES TO FINANCIAL STATEMENTS==========================

               John Hancock Funds - Intermediate Government Fund


and other purposes, $176,693 was paid as sales commissions to unrelated broker-dealers and $107,354 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer, formerly known as John Hancock Distributors, Inc. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

         Class B shares which are redeemed within four years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 3.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended May 31, 1999, contingent deferred sales charges amounted to $141,875.

         Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended May 31, 1999, there were no contingent deferred sales charges paid to JH Funds.

         In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

         The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

         The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

         Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of securities, other than short-term obligations, during the year ended May 31, 1999, aggregated $564,226,202 and $530,389,617, respectively.

         The cost of investments owned at May 31, 1999 (excluding the corporate savings account) for federal income tax purposes was $217,101,974. Gross unrealized appreciation and depreciation of investments aggregated $82,083 and $5,412,003, respectively, resulting in net unrealized depreciation of $5,329,920.

=========================NOTES TO FINANCIAL STATEMENTS==========================

               John Hancock Funds - Intermediate Government Fund



NOTE D -
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended May 31, 1999, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $5,162, a decrease in undistributed net investment income of $1,808 and a decrease in capital paid-in of $3,354. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 1999. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income in the financial highlights excludes these adjustments.

NOTE E -
REORGANIZATION

On November 12, 1997, the shareholders of the John Hancock Limited-Term Government Fund ("Limited-Term Government Fund") approved a plan of reorganization between Limited-Term Government Fund and the Fund providing for the transfer of substantially all of the assets and liabilities of Limited-Term Government Fund to the Fund in exchange solely for Class A and Class B shares of the Fund. The acquisition was accounted for as a tax free exchange of 15,475,727 Class A shares and 996,713 Class B shares of John Hancock Intermediate Government Fund for the net assets of Limited-Term Government Fund, which amounted to $149,668,850 and $9,639,411 for Class A and B shares, respectively, including $1,284,544 of unrealized appreciation, after the close of business on December 5, 1997.

================================================================================

               John Hancock Funds - Intermediate Government Fund


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
To the Board of Trustees and Shareholders of John Hancock Bond Trust
John Hancock Intermediate Government Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock Intermediate Government Fund (formerly the John Hancock Intermediate Maturity Government Fund) (one of the portfolios constituting the John Hancock Bond Trust) (the "Fund"), including the schedule of investments, as of May 31, 1999, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Intermediate Government Fund of the John Hancock Bond Trust at May 31, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
July 7, 1999

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund paid during its taxable year ended May 31, 1999.

         All of the dividends paid for the fiscal year are taxable as ordinary income. None of the dividends qualify for the dividends received deduction available to corporations.

         Shareholders will be mailed a 1999 U.S. Treasury Department Form 1099-DIV in January 2000. This will reflect the tax character of all distributions for calendar year 1999.

======================================NOTES=====================================

               John Hancock Funds - Intermediate Government Fund

======================================NOTES=====================================

               John Hancock Funds - Intermediate Government Fund

======================================NOTES=====================================

               John Hancock Funds - Intermediate Government Fund

================================================================================

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--------------------------------------------------------------------------------

         This report is for the information of shareholders of the John Hancock Intermediate Government Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[LOGO] Printed on Recycled Paper                                      5500A 5/99
                                                                            7/99